UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2023

MedTech Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39813	85-3009869
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

48 Maple Avenue, Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 391-1288

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one Redeemable Warrant	MTACU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	MTAC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	MTACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

As previously reported, on November 11, 2022, MedTech Acquisition Corporation, a Delaware corporation (“MTAC”), entered into an Agreement and Plan of Merger (as amended, the “Merger Agreement”) with MTAC Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of MTAC (“Merger Sub”), and TriSalus Life Sciences, Inc., a Delaware corporation (“TriSalus”), pursuant to which, subject to the satisfaction or waiver of certain conditions set forth therein, Merger Sub will merge with and into TriSalus (the “Merger”), with TriSalus surviving the Merger as a wholly owned subsidiary of MTAC, and with TriSalus’ equity holders receiving shares of MTAC common stock (the transactions contemplated by the Merger Agreement and the related ancillary agreements, the “Business Combination”). Upon consummation of the Business Combination, MTAC will be renamed “TriSalus Life Sciences, Inc.” In connection with the Business Combination, MTAC filed a registration statement on Form S-4 (File No. 333-269138) (as amended, the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”). On July 18, 2023, the Registration Statement was declared effective by the SEC and on July 18, 2023, MTAC filed a Definitive Proxy Statement/Prospectus (the “Definitive Proxy Statement/Prospectus”) relating to MTAC’s special meeting (the “Special Meeting”) scheduled to be held on August 2, 2023, to among other things, obtain the approvals required to consummate the Business Combination.

On August 2, 2023, MTAC convened and then adjourned, without conducting any other business, the Special Meeting.

Present at the Special Meeting were holders of 7,136,169 shares of MTAC’s Class A common stock and 1 share of MTAC’s Class B common stock, in person or by proxy, representing 96.5% of the voting power of the common stock as of July 3, 2023, the record date for the Special Meeting, and constituting a quorum for the transaction of business. As of the record date, 7,394,794 shares of the Company’s common stock, including 7,394,793 shares of Class A common stock and 1 share of Class B common stock, were outstanding and entitled to vote at the Special Meeting.

Based on the proxies received by the time of the Special Meeting voting in favor of the “Adjournment Proposal,” which is a proposal allowing the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies, the chairman of the Special Meeting adjourned the Special Meeting. The voting results were as follows:

For	Against	Abstain
7,134,393	1,777	0

The Special Meeting will reconvene virtually by means of a live video webcast on Tuesday, August 8, 2023, at 11:00 a.m. Eastern Time, which can be accessed by visiting https://www.cstproxy.com/medtechacquisition/sm2023, to vote on the proposals described in the Definitive Proxy Statement/Prospectus. All information about the Special Meeting, including the Definitive Proxy Statement/Prospectus, is available at https://www.cstproxy.com/medtechacquisition/sm2023.

In connection with the adjournment of the Special Meeting, the deadline for holders of MTAC’s class A common stock to elect to redeem their shares, which was originally scheduled for 5:00 p.m., Eastern Time on Monday, July 31, 2023, has been extended to 5:00 p.m., Eastern Time on Friday, August 4, 2023.

Item 8.01	Other Events.

On August 2, 2023, MTAC issued a press release (i) announcing the adjournment of the Special Meeting from Wednesday, August 2, 2023 to Tuesday, August 8, 2023, at 11:00 a.m. Eastern Time and (ii) the resulting extension of the deadline for MTAC’s public stockholders to deliver redemption requests to MTAC’s transfer agent, or to withdraw any previously delivered demand for redemption, in connection with the Special Meeting, from 5:00 p.m. Eastern Time on Monday, July 31, 2023 to 5:00 p.m. Eastern Time on Friday, August 4, 2023. A copy of the press release is filed hereto as Exhibit 99.1 and incorporated herein by reference.

Additional Information

In connection with the Merger Agreement and the proposed Business Combination, MTAC filed the Registration Statement with the SEC, which includes a proxy statement/prospectus of MTAC that will be both the proxy statement to be distributed to holders of common stock in connection with its solicitation of proxies for the vote by MTAC’s stockholders with respect to the Business Combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities to be issued in the Business Combination. On or about July 18, 2023, MTAC mailed the Definitive Proxy Statement/Prospectus to the MTAC stockholders as of the close of business on July 3, 2023, which is the record date established in connection with MTAC’s solicitation of proxies for the vote on the Business Combination and related matters to be presented at the Special Meeting. MTAC’s stockholders and other interested persons are advised to carefully read the Definitive Proxy Statement/Prospectus, any amendments or supplements thereto, as well as any other documents filed with the SEC because they will contain important information about MTAC, TriSalus and the Business Combination. MTAC’s stockholders and other interested persons may obtain free copies of the Definitive Proxy Statement/Prospectus and other documents filed with the SEC by MTAC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by MTAC can be obtained free of charge by directing a written request to MedTech Acquisition Corporation at 48 Maple Avenue, Greenwich, CT 06830.

Participation in Solicitation

MTAC and TriSalus and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of MTAC’s stockholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of MTAC’s directors and officers in MTAC’s filings with the SEC, including MTAC’s registration statement on Form S-1, which was originally filed with the SEC on November 30, 2020, as amended, MTAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 22, 2023, and the Definitive Proxy Statement/Prospectus. To the extent that holdings of MTAC’s securities have changed from the amounts reported in the Definitive Proxy Statement/Prospectus, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies from MTAC’s stockholders in connection with the Business Combination are included in the Definitive Proxy Statement/Prospectus. Investors and security holders of MTAC and TriSalus are urged to carefully read in their entirety the Definitive Proxy Statement/Prospectus and other relevant documents that will be filed with the SEC, when they become available, because they will contain important information about the Business Combination.

Investors and security holders will be able to obtain free copies of the Definitive Proxy Statement/Prospectus and other documents containing important information about MTAC and TriSalus through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by MTAC can be obtained free of charge by directing a written request to MedTech Acquisition Corporation at 48 Maple Avenue, Greenwich, CT 06830.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING THEREOF OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the United States federal securities laws regarding MTAC’s or TriSalus’ expectations, hopes, beliefs, assumptions, intentions or strategies regarding the future including, without limitation, statements regarding the completion of the Business Combination. These forward-looking statements generally are identified by words such as “intend,” “may,” “plan,” “will” and similar expressions or the negative or other variations of such statements. These statements are predictions, projections and other statements about future events that are based on various assumptions, whether or not identified in this Current Report on Form 8-K and on the current expectations of MTAC’s and TriSalus’ respective managements and are not predictions of actual performance and, as a result, are subject to risks and uncertainties.

Many factors could cause actual results or developments to differ materially from those expressed or implied by such forward-looking statements, including but not limited to: (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of MTAC’s securities; (ii) the risk that the Business Combination may not be completed by MTAC’s business combination deadline; (iii) the failure to satisfy the conditions to the consummation of the Business Combination, including the approval of the Merger Agreement by the stockholders of MTAC, the satisfaction of the minimum cash amount following any redemptions by MTAC’s public stockholders, and the receipt of certain governmental and regulatory approvals; (iv) the lack of a third-party valuation in determining whether or not to pursue the Business Combination on the terms set forth in the Merger Agreement; (v) the failure to satisfy the conditions to the consummation of the private placement of a to-be-authorized class of preferred stock, par value $0.0001 per share, that will be designated as Series A Convertible Stock to close concurrently with the Business Combination and the resulting impact on the amount of capital available to MTAC at the potential closing of the Business Combination; (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (vii) the receipt of an unsolicited offer from another party for an alternative transaction that could interfere with the Business Combination; (viii) the effect of the announcement or pendency of the Business Combination on TriSalus’ business relationships, operating results and business generally; (ix) the risk that the Business Combination disrupts current plans and operations of TriSalus; (x) the outcome of any legal proceedings that may be instituted against TriSalus or MTAC related to the Merger Agreement or the Business Combination; (xi) the ability to maintain the listing of MTAC’s securities on the Nasdaq; (xii) changes in business, market, financial, political and legal conditions; (xiii) unfavorable changes in the reimbursement environment for TriSalus’ products; (xiv) the ability of MTAC or the combined company to raise additional financing in connection with the Business Combination or to finance its operations in the future; (xv) the ability to implement business plans, forecasts and other expectations after the completion of the Business Combination, and identify and realize additional opportunities; (xvi) TriSalus’ expectations for the timing and results of data from clinical trials and regulatory approval applications; (xvii) costs related to the Business Combination; (xviii) the failure to realize the anticipated benefits of the Business Combination or to realize estimated pro forma results and the underlying assumptions, including with respect to estimated stockholder redemptions; and (xix) other risks and uncertainties indicated from time to time in the Registration Statement, including those under the “Risk Factors” section therein and in MTAC’s other filings with the SEC. The foregoing list of factors is not exclusive.

MTAC’s other SEC filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those expressed or implied in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and none of MTAC, TriSalus, or any of their respective representatives assume any obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of MTAC, TriSalus, or any of their respective representatives gives any assurance that either MTAC or TriSalus will achieve its expectations.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell, a solicitation of an offer to buy or a recommendation to purchase any securities, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the Business Combination, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such jurisdictions. This communication is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated August 2, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedTech Acquisition Corporation

Dated: August 2, 2023	By:	/s/ Christopher C. Dewey
		Name:	Christopher C. Dewey
		Title:	Chief Executive Officer